BUSINESS LOAN APPLICATION

Dated	NOTICE TO APPLICANT: IF YOU ARE MARRIED YOU MAY APPLY FOR A SEPARATE ACCOUNT.	TO (LENDER)
August 23, 2017		Summit Community Bank 310 N Main Street Moorefield, WV 26836

☐ JOINT CREDIT. The applicants intend to apply for joint credit. (Please initial)

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

APPLICANT INFORMATION

Field	Value
Name	SMITH-MIDLAND CORPORATION
Street Address	P O BOX 300
City	MIDLAND
State	VA
Zip Code	22728
Telephone Number	(540)439-3266
Tax I.D. Number	54-1727060
Type of Business	
Type of Organization	☒ Corporation ☐ Partnership ☐ Proprietorship ☐ Limited Liability Company ("LLC")
State and County Where Organized	VA Fauquier
Date Business Entity Started Or Date of Birth, If Indiv. or Sole Prop.	

LIST: OWNERS, PARTNERS, MEMBERS, MANAGERS, OFFICERS , AS APPLICABLE

Name	Telephone Number	Social Security Number
ASHLEY B SMITH	(540)439-1869	228-92-5481

Street Address, City, State, Zip Code	Title	Age	% of Ownership
P O BOX 183 MIDLAND, VA 22728	President		

☐ Personal Financial Statement Enclosed ☐ Personal Credit Report Enclosed

Name	Telephone Number	Social Security Number

Street Address, City, State, Zip Code	Title	Age	% of Ownership

☐ Personal Financial Statement Enclosed ☐ Personal Credit Report Enclosed

Name	Telephone Number	Social Security Number

Street Address, City, State, Zip Code	Title	Age	% of Ownership

☐ Personal Financial Statement Enclosed ☐ Personal Credit Report Enclosed

Name	Telephone Number	Social Security Number

Street Address, City, State, Zip Code	Title	Age	% of Ownership

☐ Personal Financial Statement Enclosed ☐ Personal Credit Report Enclosed

TYPE(S) OF LOAN(S) REQUESTED

	Amount	Repayment Program / Purpose
A	$239,232.33	Repayment Program Purpose Renewing existing loan for additional 9 months
B	$	Repayment Program Purpose
C	$	Repayment Program Purpose

LENDER'S APPROVAL

(FOR LENDER'S USE ONLY)

LOAN DETAIL

Amount	Type	Term	Rate	Closing Fee
$				
Amount $	Type	Term	Rate	Closing Fee

LOAN FORMULA

SECURITY

☐ Accounts and Inventory ☐ Mortgages *(Specify)* ☐ Guarantees *(Specify)* ☐ Subordination of Debt *(Specify)*

☐ Equipment ☐ Loss Payable Clause ☐ Terminations Required *(Specify)* ☐ Discharges Required *(Specify)*

☐ Other

LOAN TO VALUE

REPORTING REQUIREMENTS:

☐ Monthly Accounts Receivable Agings ☐ Monthly Inventory Reports

☐ Annual Financial Statement ☐ Interim Financial Statements Type:

Type: Frequency:

EXISTING RELATIONSHIP

CREDIT LINE USAGE HISTORY	High $	Low $	Average $	Off
LOAN AND OVERDRAFT EXPERIENCE	☐ Excellent	☐ Satisfactory	☐ Review With Investigator	

Customer Identification Program (CIP) Record Information *(Describe Additional Data Collected Pursuant to Institution's CIP)*

Applicant:

☐ Applicant Information Collected and Verified in Accordance with CIP *(initial)* ________

CLOSING STATEMENT

DISBURSEMENT NUMBER

CHECK NUMBER	AMOUNT	PAYABLE TO
(1)	$	
(2)	$	
(3)	$	
(4)	$	
NET PROCEEDS		

SIGNATURES

INTERVIEWER ________ CLOSED BY ________

INVESTIGATOR ________ REVIEWED BY ________

DECISION BY ________ OFFICE OR BRANCH ________

DISCOUNTED BY ________ TYPE CODE ________ OFFICER CODE ________

SIGNATURES

Name of Applicant SMITH-MIDLAND CORPORATION

By X [signature] 08/23/2017
ASHLEY B SMITH
Date

Its President

By X ________ Date

Its

By X ________ Date

Its

By X ________ Date

Its